Exhibit 99.2

First Quarter 2018 Results

April 17, 2018

Investor Presentation

2018 vs. 2017 P&L Summary First Quarter

First Quarter

2018 (a) 2017

Revenue $ 3,629.6 $ 3,587.4

Operating Expenses (b) 3,207.9 3,171.7

Operating Profit 421.7 415.7

Net Interest Expense 46.9 45.4

Income Tax Expense 90.9 108.0

Tax Rate % 24.3% 29.2%

Income from Equity Method Investments 0.8 0.1

Net Income Attributed To Noncontrolling Interests 20.6 20.6

Net Income - Omnicom Group Inc. $ 264.1 $ 241.8

(a) On January 1, 2018, we adopted FASB ASC Topic 606 “Revenue from Contracts with Customers” ("ASC 606"), using the cumulative effect method by recognizing the cumulative effect of initially applying ASC 606 as an adjustment to opening retained earnings at January 1, 2018, also referred to as the "modified retrospective method" of adoption. Under the modified retrospective method, we are not required to restate comparative financial information prior to the adoption of ASC 606 and, therefore, such information for the three months ended March 31, 2017 continues to be reported under ASC 605 "Revenue Recognition" ("ASC 605"). The adoption of ASC 606 did not materially impact our financial position. For the three months ended March 31, 2018, the adoption of ASC 606 reduced revenue by $42.5 million and operating profit by $6.5 million. The adoption of ASC 606 did not have a material impact on Net Income - Omnicom Group Inc. for the three months ended March 31, 2018. As required, a comparison of the current presentation under ASC 606 to the prior presentation under ASC 605 can be found on page 17.

(b) Additional information on our operating expenses can be found on page 21.

April 17, 2018 1

2018 vs. 2017 Earnings per Share – Diluted First Quarter

First Quarter

2018 (a) 2017

Net Income - Omnicom Group Inc. $ 264.1 $ 241.8

Net Income allocated to participating securities — (0.5)

Net Income available for common shares $ 264.1 $ 241.3

Diluted Shares (millions) 231.5 236.5

Earnings per Share - Diluted $ 1.14 $ 1.02

Dividends Declared per Common Share $ 0.60 $ 0.55

(a) On January 1, 2018, we adopted ASC 606 using the cumulative effect method by recognizing the cumulative effect of initially applying ASC 606 as an adjustment to opening retained earnings at January 1, 2018, also referred to as the "modified retrospective method" of adoption. Under the modified retrospective method, we are not required to restate comparative financial information prior to the adoption of ASC 606 and, therefore, such information for the three months ended March 31, 2017 continues to be reported under ASC 605. The adoption of ASC 606 did not materially impact our financial position. The adoption of ASC 606 did not have a material impact on Net Income - Omnicom Group Inc. or Earnings per Share - Diluted for the three months ended March 31, 2018. As required, a comparison of the current presentation under ASC 606 to the prior presentation under ASC 605 can be found on page 17.

April 17, 2018 2

2018 Total Revenue Change

First Quarter

$ %

Prior Period Revenue, as reported under ASC 605 $ 3,587.4

Foreign exchange rate impact (a) 151.1 4.2% Acquisition revenue, net of disposition revenue (b) (153.3) -4.2% Organic growth (c) 86.9 2.4% Impact of Adoption of ASC 606 (d) (42.5) -1.2% Current Period Revenue, reported under ASC 606 $ 3,629.6 1.2%

(a) Foreign exchange rate impact: calculated by translating the current period’s local currency revenue using the prior period average exchange rates to derive current period constant currency revenue. The foreign exchange rate impact is the difference between the current period revenue in U.S. Dollars and the current period constant currency revenue.

(b) Acquisition revenue, net of disposition revenue: Acquisition revenue is calculated as if the acquisition occurred twelve months prior to the acquisition date by aggregating the comparable prior period revenue of acquisitions through the acquisition date. As a result, acquisition revenue excludes the positive or negative difference between our current period revenue subsequent to the acquisition date and the comparable prior period revenue and the positive or negative growth after the acquisition date is attributed to organic growth. Disposition revenue is calculated as if the disposition occurred twelve months prior to the disposition date by aggregating the comparable prior period revenue of disposals through the disposition date. The acquisition revenue and disposition revenue amounts are netted in the presentation above.

(c) Organic growth: calculated by subtracting the foreign exchange rate impact component and the acquisition revenue, net of disposition revenue component from total revenue growth, excluding the impact of the adoption of ASC 606.

(d) Impact of Adoption of ASC 606: As a result of the adoption of ASC 606 we were required to change our accounting policy for certain third-party out-of-pocket costs, which are incurred in connection with our services and are billed to our clients. Upon adoption of ASC 606, certain third-party costs are no longer included in revenue. In addition, the adoption of ASC 606 impacted our policy for performance incentives (variable consideration). Previously, revenue from performance incentives was recognized when specific quantitative goals were achieved or when our performance against qualitative goals was acknowledged by the client. ASC 606 requires that these items to be estimated and included in the total consideration at contract inception and to evaluated throughout the contract period. The impact of the adoption of ASC 606 is the sum of the impact of these changes in the current period's revenue when compared to our previous accounting policy for these items.

April 17, 2018 3

2018 Revenue by Discipline

First Quarter

Healthcare 6.6%

PR % Organic 9.5% $ Mix % Growth Growth (a)

Advertising $ 1,901.3 -1.4% 1.6%

CRM CRM Consumer

634.9 3.5% 6.9%

Execution Experience & Support CRM Execution &

Advertising 508.6 3.9% 1.2%

14.0% Support 52.4%

PR 346.3 3.3% 0.7%

     CRM Healthcare 238.5 8.2% 2.7% Consumer Experience Total $ 3,629.6 1.2% 2.4%

17.5%

(a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the foreign exchange rate impact, acquisition revenue, net of disposition revenue and impact of adoption of ASC 606, as defined on page 3.

April 17, 2018 4

2018 Revenue by Region

First Quarter

     Latin Middle East America & Africa 3.0% 2.0%

Asia Pacific

     % Organic 10.8% $ Mix % Growth Growth (a)

North America $ 1,985.7 -7.2% -0.1%

Euro

UK 358.0 15.8% 3.1%

Markets &

Other 712.1 23.1% 9.7%

     Euro & Other Europe Europe

19.6% Asia Pacific 392.0 4.5% 7.3% North America Latin America 108.4 1.7% 3.1%

54.7%

UK Middle East & Africa 73.4 -7.0% -8.5% 9.9%

Total $ 3,629.6 1.2% 2.4%

(a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the foreign exchange rate impact, acquisition revenue, net of disposition revenue and impact of adoption of ASC 606, as defined on page 3.

April 17, 2018 5

Revenue by Industry

First Quarter – 2018 First Quarter – 2017

T&E Auto T&E Auto

     7% 10% 7% 9% Telcom Telcom 5% 5%

     Consumer Consumer Products Products Tech 9% Tech 9% 9% 9%

     Financial Financial Services Services Retail 7% Retail 8% 6% 6%

     Food & Food & Pharma & Beverage Pharma & Beverage Health 13% Health 13% 12% 12%

Other Other 21% 23%

April 17, 2018 6

Cash Flow Performance

Three Months Ended March 31

2018 2017

Net Income $ 284.7 $ 262.4

Depreciation and Amortization of Intangible Assets 69.4 72.7

Share-Based Compensation 17.5 19.3

Other Items to Reconcile to Net Cash Provided by Operating

3.7 0.9

Activities, net

Free Cash Flow (a) $ 375.3 $ 355.3

Additional information regarding our cash flows can be found in our condensed cash flow statement on page 16.

(a) The Free Cash Flow amounts presented above are non-GAAP liquidity measures. See page 25 for the definition of this measure and page 20 for the reconciliation of the non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Used in Operating Activities for the periods presented above.

April 17, 2018 7

Cash Flow Performance

Three Months Ended March 31

2018 2017

Free Cash Flow (a) $ 375.3 $ 355.3

Primary Uses of Cash:

Dividends paid to Common Shareholders 138.9 130.8

Dividends paid to Noncontrolling Interest Shareholders 16.3 10.3

Capital Expenditures 36.2 32.1 Acquisition of Businesses and Affiliates, Acquisition of Additional Noncontrolling Interests, Contingent Purchase Price Payments, net of 199.5 17.9 Proceeds from Investments

Stock Repurchases, net of Proceeds from Stock Plans 229.4 231.6

Primary Uses of Cash (a) 620.3 422.7

Net Free Cash Flow (a) $ (245.0) $ (67.4)

Additional information regarding our cash flows can be found in our condensed cash flow statement on page 16.

(a) The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented above are non-GAAP liquidity measures. See page 25 or the definition of these measures and page 20 for the reconciliation of non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Used in Operating Activities and Net Free Cash Flow to the Net Decrease in Cash and Cash Equivalents for the periods presented above.

April 17, 2018 8

Current Credit Picture

Twelve months ended March 31

2018 2017

EBITDA (a) $ 2,368.6 $ 2,340.3

Gross Interest Expense on Indebtedness 227.1 212.9 EBITDA / Gross Interest Expense on Indebtedness 10.4 x 11.0 x Total Debt / EBITDA 2.1 x 2.1 x Net Debt (b) / EBITDA 1.0 x 1.0 x

Debt

Bank Loans (Due Less Than 1 Year) $ 9 $ 29 CP & Borrowings Issued Under Revolver — —Senior Notes (c) 4,900 4,900 Other Debt (15) 14

Total Debt $ 4,894 $ 4,943

Cash, Cash Equivalents and Short Term Investments 2,570 2,486

Net Debt (b) $ 2,324 $ 2,457

(a) EBITDA is a non-GAAP performance measure. See page 25 for the definition of this measure and page 19 for the reconciliation of non-GAAP financial measures. (b) Net Debt is a non-GAAP liquidity measure. See page 25 for the definition of this measure, which is reconciled in the table above.

(c) See pages 13 and 14 for additional information on our Senior Notes.

April 17, 2018 9

Historical Returns

Return on Invested Capital (ROIC) (a):

Twelve months ended March 31, 2018 21.3%

Twelve months ended March 31, 2017 22.0%

Return on Equity (b):

Twelve months ended March 31, 2018 46.7%

Twelve months ended March 31, 2017 52.0%

(a) Return on Invested Capital is After Tax Reported Operating Profit (a non-GAAP performance measure – see page 25 for the definition of this measure and page 20 for the reconciliation of non-GAAP financial measures) divided by the average of Invested Capital at the beginning and the end of the period (book value of all long-term liabilities and short-term interest bearing debt plus shareholders’ equity less cash, cash equivalents and short term investments).

(b) Return on Equity is Reported Net Income for the given period divided by the average of shareholders’ equity at the beginning and end of the period.

April 17, 2018 10

Net Cash Returned to Shareholders through Dividends and Share Repurchases

From 2008 through March 31, 2018, Omnicom distributed 106% of Net Income to shareholders through Dividends and Share Repurchases.

     106% $12.0 105% $10.3 106% $10.0 $10.0 108% $8.9 3.7 3.6 108% $7.8 $8.0 3.1

Billions 102% $6.7

     2.6 106% $5.6 2.1 $6.0 99% $4.6 In 1.6

$ 97% 1.3 $4.0 $3.6

     63% 7.0 7.2 $2.6 0.9 6.4 95% 5.8 $1.8 5.1 $2.0 0.6 4.1 $1.0 3.6 2.7 1.9 $0.0

2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD 2018

Cumulative Cost of Net Shares Repurchased - Payments for repurchases of common stock less proceeds from stock plans. Cumulative Dividends Paid Cumulative Net Income - Omnicom Group Inc.

% of Cumulative Net Income Returned to Shareholders - Cumulative Dividends Paid plus Cumulative Cost of Net Shares Repurchased divided by Cumulative Net Income.

April 17, 2018 11

Supplemental Financial Information

April 17, 2018 12

Omnicom Debt Structure

Bank Loans $9

2019 Senior Notes $500

     2026 Senior Notes $1,400 2020 Senior Notes $1,000

     2024 Senior Notes $750 2022 Senior Notes $1,250

The above chart sets forth Omnicom’s debt outstanding at March 31, 2018. The amounts reflected above for the 2019, 2020, 2022, 2024 and 2026 Senior Notes represent the principal amount of these notes at maturity on July 15, 2019, August 15, 2020, May 1, 2022, November 1, 2024 and April 15, 2026, respectively.

April 17, 2018 13

Omnicom Debt Maturity Profile

     2026 Senior 2022 Notes

$1,400

Senior Notes

$1,200 2020

Senior Notes

$1,000

     2024 Senior $800 Notes 2019 $600 Senior Notes

$400

$200

     Other Borrowings

$0

     17 18 18 19 19 - 20 20 21 21 - 22 22 - 23 - 23 - 24 24 25 - 25 - 26 - 26 -----------Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec

Other borrowings at March 31, 2018 include short-term borrowings of $9 million which are due in less than one year. For purposes of this presentation we have included these borrowings as outstanding through July 31, 2021, the date of expiration of our five-year credit facility.

April 17, 2018 14

2018 Acquisition Related Expenditures

Year to Date

Acquisition of Businesses and Affiliates (a) $ 178.3 Acquisition of Additional Noncontrolling Interests (b) 23.0 Contingent Purchase Price Payments (c) 5.2

Total Acquisition Expenditures (d) $ 206.5

(a) Includes acquisitions of a majority interest in agencies resulting in their consolidation, including additional interest in existing affiliate agencies resulting in majority ownership.

(b) Includes the acquisition of additional equity interests in already consolidated subsidiary agencies which are recorded to Equity – Noncontrolling Interest.

(c) Includes additional consideration paid for acquisitions completed in prior periods.

(d) Total Acquisition Expenditures figure is net of cash acquired.

April 17, 2018 15

Condensed Cash Flow

Three Months Ended March 31 2018 2017

Net Income $ 284.7 $ 262.4

Share-Based Compensation 17.5 19.3 Depreciation and Amortization of Intangible Assets 69.4 72.7 Other Items to Reconcile to Net Cash Provided by Operating Activities, net 3.7 0.9 Changes in Operating Capital (996.1) (550.6)

Net Cash Used in Operating Activities (620.8) (195.3)

Capital Expenditures (36.2) (32.1) Proceeds from Sale of Investments, net 7.0 6.1 Acquisition of Businesses and Interest in Affiliates, net of cash acquired (178.3) (19.2)

Net Cash Used in Investing Activities (207.5) (45.2)

Dividends paid to Common Shareholders (138.9) (130.8) Dividends paid to Noncontrolling Interest Shareholders (16.3) (10.3) Repayments of Short-term & Long-term Debt, net (3.6) (1.4) Stock Repurchases, net of Proceeds from Stock Plans (229.4) (231.6) Acquisition of Additional Noncontrolling Interests (23.0) (2.7) Payment of Contingent Purchase Price Obligations (5.2) (2.1) Other Financing Activities, net (10.5) (7.7)

Net Cash Used in Financing Activities (426.9) (386.6) Effect of exchange rate changes on cash and cash equivalents 27.3 67.1 Net Decrease in Cash and Cash Equivalents $ (1,227.9) $ (560.0)

April 17, 2018 16

2018 P&L Summary – Impact of Adoption of ASC 606 on Reported Results

First Quarter 2018

     Excluding impact Reported under Adjustments of Adoption of ASC 606 ASC 606

Revenue $ 3,629.6 $ 42.5 $ 3,672.1 Operating Expenses 3,207.9 36.0 3,243.9 Operating Profit $ 421.7 $ 6.5 $ 428.2

The above table identifies the impact of the adoption of ASC 606 on our reported U.S. GAAP financial measures of Revenue, Operating Expenses and Operating Profit, for the period presented. The impact of the adoption of ASC 606 on Net Income - Omnicom Group Inc. and Earnings per Share - Diluted was not material for the period presented.

April 17, 2018 17

2018 vs. 2017 Non-GAAP Financial Measures –EBITA

     First Quarter 2018 (a) 2017

Revenue $ 3,629.6 $ 3,587.4

Operating expenses (b) 3,207.9 3,171.7

Operating Profit 421.7 415.7

Operating Profit Margin % 11.6% 11.6%

Add back: Amortization of intangible assets 27.5 30.4

EBITA (c) $ 449.2 $ 446.1

EBITA Margin % (d) 12.4% 12.4%

(a) On January 1, 2018, we adopted ASC 606 using the cumulative effect method by recognizing the cumulative effect of initially applying ASC 606 as an adjustment to opening retained earnings at January 1, 2018, also referred to as the "modified retrospective method" of adoption. Under the modified retrospective method, we are not required to restate comparative financial information prior to the adoption of ASC 606 and, therefore, such information for the three months ended March 31, 2017 continues to be reported under ASC 605. The adoption of ASC 606 did not materially impact our financial position. For the three months ended March 31, 2018, the adoption of ASC 606 reduced revenue by $42.5 million, operating profit by $6.5 million and EBITA by $6.5 million. As required, a comparison of the current presentation under ASC 606 to the prior presentation under ASC 605 can be found on page 17.

(b) Additional information regarding our operating expenses can be found on page 21.

(b) EBITA is a non-GAAP financial performance measure. Please see page 25 for the definition of this measure and page 19 for the reconciliation of non-GAAP financial measures, which reconciles the EBITA figures presented above to net income for the periods presented above.

(c) EBITA Margin is a non-GAAP financial performance measure. Please see page 25 for the definition of this measure, which is calculated by dividing EBITA by revenue for the periods presented.

April 17, 2018 18

Reconciliation of Non-GAAP Financial Measures – EBITA and EBITDA

Three Months Ended Twelve months ended March 31 March 31

2018 (a) 2017 2018 (a) 2017

Net Income - Omnicom Group Inc. $ 264.1 $ 241.8 $ 1,110.7 $ 1,172.0

Net Income Attributed to Noncontrolling Interests 20.6 20.6 103.8 100.8

Net Income 284.7 262.4 1,214.5 1,272.8

Income from Equity Method Investments 0.8 0.1 4.2 5.7

Income Tax Expense 90.9 108.0 679.1 593.0

Income Before Tax 374.8 370.3 1,889.4 1,860.1

Net Interest Expense 46.9 45.4 200.4 188.8

Operating Profit 421.7 415.7 2,089.8 2,048.9

Amortization of Intangible Assets 27.5 30.4 110.9 117.3

EBITA 449.2 446.1 2,200.7 2,166.2

Depreciation 41.9 42.3 167.9 174.1

EBITDA $ 491.1 $ 488.4 $ 2,368.6 $ 2,340.3

The above reconciles the GAAP financial measure of Net Income – Omnicom Group Inc. to the non-GAAP financial measures of EBITDA and EBITA for the periods presented.

EBITDA and EBITA, which are defined on page 25, are non-GAAP financial measures within the meaning of applicable SEC rules and regulations. Our credit facility defines EBITDA as earnings before deducting interest expense, income taxes, depreciation and amortization. Our credit facility uses EBITDA to measure our compliance with covenants, such as interest coverage and leverage ratios, as presented on page 9 of this presentation.

(a) On January 1, 2018, we adopted ASC 606 using the cumulative effect method by recognizing the cumulative effect of initially applying ASC 606 as an adjustment to opening retained earnings at January 1, 2018, also referred to as the "modified retrospective method" of adoption. Under the modified retrospective method, we are not required to restate comparative financial information prior to the adoption of ASC 606 and, therefore, such information for the three months ended March 31, 2017 continues to be reported under ASC 605. The adoption of ASC 606 did not materially impact our financial position. For the three months ended March 31, 2018, the adoption of ASC 606 reduced revenue by $42.5 million, operating profit by $6.5 million and EBITA by $6.5 million. The adoption of ASC 606 did not have a material impact on Net Income - Omnicom Group Inc. for the three months ended March 31, 2018. As required, a comparison of the current presentation under ASC 606 to the prior presentation under ASC 605 can be found on page 17.

April 17, 2018 19

Reconciliation of Non-GAAP Financial Measures

     Three Months Ended March 31 2018 2017 Net Cash Used in Operating Activities $ (620.8) $ (195.3) Operating Activities items excluded from Free Cash Flow:

Changes in Operating Capital (996.1) (550.6)

Free Cash Flow $ 375.3 $ 355.3

Three Months Ended March 31

     2018 2017 Net Decrease in Cash and Cash Equivalents $ (1,227.9) $ (560.0)

Cash Flow items excluded from Net Free Cash Flow:

Changes in Operating Capital (996.1) (550.6) Proceeds from/(Repayments of) Short-term & Long-term Debt, net (3.6) (1.4) Other Financing Activities, net (10.5) (7.7) Effect of exchange rate changes on cash and cash equivalents 27.3 67.1

Net Free Cash Flow $ (245.0) $ (67.4)

Twelve months ended March 31

     2018 2017 Reported Operating Profit 2,089.8 2,048.9

Effective Tax Rate for the applicable period 35.9% 31.9% Income Taxes on Reported Operating Profit 750.2 653.6

After Tax Reported Operating Profit $ 1,339.6 $ 1,395.3

April 17, 2018 20

Supplemental Information

First Quarter

2018 (a) 2017

% of Rev % of Rev

Revenue $ 3,629.6 $ 3,587.4

Operating expenses:

Salary and service costs 2,712.8 74.7% 2,688.4 74.9% Occupancy and other costs 320.3 8.8% 302.0 8.4%

Cost of services 3,033.1 83.6% 2,990.4 83.4%

Selling, general and administrative expenses 105.4 2.9% 108.6 3.0% Depreciation and amortization 69.4 1.9% 72.7 2.0%

Total operating expenses 3,207.9 88.4% 3,171.7 88.4%

Operating Profit $ 421.7 $ 415.7

Net Interest expense:

Interest expense 62.3 59.3 Interest income 15.4 13.9

Net Interest Expense $ 46.9 $ 45.4

(a) On January 1, 2018 we adopted ASC 606 using the cumulative effect method by recognizing the cumulative effect of initially applying ASC 606 as an adjustment to opening retained earnings at January 1, 2018, also referred to as the "modified retrospective method" of adoption. Under the modified retrospective method, we are not required to restate comparative financial information prior to the adoption of ASC 606 and, therefore, such information for the three months ended March 31, 2017 continues to be reported under ASC 605. The adoption of ASC 606 did not materially impact our financial position. For the three months ended March 31, 2018, the adoption of ASC 606 reduced revenue by $42.5 million, reduced salary and service costs by $36.0 million and reduced operating profit by $6.5 million. As required, a comparison of the current presentation under ASC 606 to the prior presentation under ASC 605 can be found on page 17.

April 17, 2018 21

First Quarter Acquisition

Established in 2001, Snow Companies is a full service agency, specializing in patient storytelling on behalf of its Pharmaceutical clients.

Snow Companies was the first in the industry to bring strategic, regulatory-compliant, real-life patient stories to direct-to-patient initiatives. Their “Patient Ambassadors” share their personal experiences with other patients, care partners and healthcare professionals about living with and treating a disease.

Snow Companies is located in Williamsburg, Virginia and will operate as part of the Omnicom Health Group within the DAS Group of Companies.

April 17, 2018 22

First Quarter Acquisition

Brainagency

BrainConsulting

CrazyLegs

Founded in 2004, Brain Group services clients across a variety of industries through its three brands:
Brainagency, which provides digital media strategy, planning, buying and research services;
BrainConsulting, which specializes in digital transformation consulting; and
CrazyLegs, which is its digital content creation and brand strategy agency.

Brain Group and its agencies are based in Munich, Germany, with additional offices in Berlin and Wolfsburg.

Brainagency will be merged with OMD Munich, while BrainConsulting and CrazyLegs will operate as separate divisions of OMG Germany, all within the Omnicom Media Group network.

OmnicomGroup April 17, 2018 23

In the fourth quarter of 2017, we revised the detail we provide regarding our Marketing Services agencies to reflect the realignment of our disciplines to better capture the expanded scope of our services. The data on this page reflects these changes to our 2017 quarterly presentation.

As a result of this realignment, our CRM discipline has been disaggregated into two separate categories: CRM Consumer Experience, which includes our Direct & Digital Marketing agencies and Omnicom Precision Marketing Group, as well as our Consulting and Branding agencies, Shopper Marketing agencies and our Experiential Marketing agencies: and CRM - Execution & Support, which includes our Field Marketing, Sales Support, Merchandising and Point of Sale, as well as other specialized marketing and custom communication agencies.

We also realigned and re-named our specialty communications discipline so that it now exclusively includes agencies offering Healthcare Marketing and Communications services.

2017 Revenue by Discipline by Quarter

Q1 2017 Q2 2017 Q3 2017 Q4 2017 FY 2017 $ Mix $ Mix $ Mix $ Mix $ Mix

Advertising $ 1,929.0 $ 2,027.2 $ 1,952.9 $ 2,266.8 $ 8,175.9 CRM Consumer Experience 613.5 654.7 634.3 713.4 2,615.9 CRM Execution & Support 489.3 517.3 541.0 588.2 2,135.8 PR 335.1 350.3 353.4 372.6 1,411.4 Healthcare 220.5 240.6 237.9 235.6 934.6

Total $ 3,587.4 $ 3,790.1 $ 3,719.5 $ 4,176.6 $ 15,273.6

April 17, 2018 24

Disclosure

The preceding materials have been prepared for use in the April 17, 2018 conference call on Omnicom’s results of operations for the period ended March 31, 2018. The call will be archived on the Internet at http:// investor.omnicomgroup.com/investor-relations/news-events-and-filings/.

Forward-Looking Statements

Certain statements in this presentation constitute forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, the Company or its representatives have made, or may make, forward-looking statements, orally or in writing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include: international, national or local economic conditions that could adversely affect the Company or its clients; losses on media purchases and production costs incurred on behalf of clients; reductions in client spending, a slowdown in client payments and a deterioration in the credit markets; ability to attract new clients and retain existing clients in the manner anticipated; changes in client advertising, marketing and corporate communications requirements; failure to manage potential conflicts of interest between or among clients; unanticipated changes relating to competitive factors in the advertising, marketing and corporate communications industries; ability to hire and retain key personnel; currency exchange rate fluctuations; reliance on information technology systems; changes in legislation or governmental regulations affecting the Company or its clients; risks associated with assumptions the Company makes in connection with its critical accounting estimates and legal proceedings; and the Company’s international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and regulatory environment. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those described in the “Risk Factors” in Omnicom’s Annual Report on Form 10-K for the year ended December 31, 2017. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements.

Non-GAAP Financial Measures

We present financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAP”) and adjustments to the GAAP presentation (“Non-GAAP”), which we believe are meaningful for understanding our performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. We provide a reconciliation of non-GAAP measures to the comparable GAAP measures on pages 18 to 20.

The Non-GAAP measures used in this presentation include the following:

Free Cash Flow, defined as net income plus depreciation, amortization, share based compensation expense plus/(less) other items to reconcile to net cash provided by operating activities. We believe Free Cash Flow is a useful measure of liquidity to evaluate our ability to generate excess cash from our operations.

Primary Uses of Cash, defined as dividends to common shareholders, dividends paid to non-controlling interest shareholders, capital expenditures, cash paid on acquisitions, payments for additional interest in controlled subsidiaries and stock repurchases, net of the proceeds and excess tax benefit from our stock plans, and excludes changes in operating capital and other investing and financing activities, including commercial paper issuances and redemptions used to fund working capital changes. We believe this liquidity measure is useful in identifying the significant uses of our cash.

Net Free Cash Flow, defined as Free Cash Flow less the Primary Uses of Cash. Net Free Cash Flow is one of the metrics used by us to assess our sources and uses of cash and was derived from our consolidated statements of cash flows. We believe that this liquidity measure is meaningful for understanding our primary sources and primary uses of that cash flow.

EBITDA, defined as operating profit before interest, taxes, depreciation and amortization. We believe EBITDA is meaningful operating performance measure because the financial covenants in our credit facilities are based on EBITDA.

EBITA, defined as operating profit before interest, taxes and amortization and EBITA margin, defined as EBITA divided by revenue. We use EBITA and EBITA margin as additional operating performance measures, which excludes the non-cash amortization expense of intangible assets (primarily consisting of amortization arising from acquisitions). Accordingly, we believe it is a useful measure for investors to evaluate the performance of our businesses.

Net Debt, defined as total debt less cash, cash equivalents and short-term investments. We believe net debt, together with the comparable GAAP measures, reflects one of the liquidity metrics used by us to assess our cash management.

After Tax Reported Operating Profit, defined as reported operating profit less income taxes calculated using the effective tax rate for the applicable period. Management uses after tax operating profit as a measure of after tax operating performance as it excludes the after tax effects of financing and investing activities on results of operations.

Other Information

All dollar amounts are in millions except for per share amounts and figures shown on page 2 and the net cash returned to shareholders figures on page 11. The information contained in this document has not been audited, although some data has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources that we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in prior periods have been reclassified to conform to our current presentation.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

April 17, 2018 25